Exhibit 10.1

EXECUTION VERSION

MASTER EXTENSION, NEW COMMITMENT AND AMENDMENT AGREEMENT

Dated as of December 4, 2013

among

AUTOZONE, INC.,

as Borrower,

THE SEVERAL LENDERS

FROM TIME TO TIME PARTY HERETO

AND

BANK OF AMERICA, N.A.,

as Administrative Agent and Swingline Lender

and

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

J.P. MORGAN SECURITIES LLC,

as Joint Lead Arrangers

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

J.P. MORGAN SECURITIES LLC,

SUNTRUST ROBINSON HUMPHREY, INC.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC

and

BARCLAYS CAPITAL,

as Joint Book Runners

and

SUNTRUST BANK,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO BANK, NATIONAL ASSOCIATION

and

BARCLAYS BANK PLC,

as Documentation Agents

MASTER EXTENSION, NEW COMMITMENT AND AMENDMENT AGREEMENT

Reference is made to the Amended and Restated Credit Agreement dated as of September 13, 2011, as amended, modified, extended or restated from time to time (the “Credit Agreement”) among AutoZone, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent and JPMorgan Chase Bank, N.A., as Syndication Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

1. Each undersigned Lender hereby confirms its Revolving Commitment, effective as of the Effective Date set forth below, to make Loans under the Credit Agreement up to the principal amount of such Revolving Commitment as set forth on Schedule 2.1(a) attached hereto and, if applicable, agrees that its existing Revolving Commitment is hereby replaced. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Revolving Commitment, have the rights and obligations of a Lender thereunder. Furthermore, each undersigned Lender (together constituting Required Lenders under the Credit Agreement), the Borrower and the Administrative Agent agree that (a) the $250,000,000 increase option pursuant to Section 3.4(b) of the Credit Agreement is hereby “refreshed” as of the Effective Date, (b) to that end, the references to “$250,000,000” and “$1,250,000,000” set forth in Section 3.4(b)(i) of the Credit Agreement are hereby amended to read “$500,000,000” and “$1,500,000,000,” respectively, and (c) in Section 3.4(d) of the Credit Agreement, the words “make a single written request of the Lenders to extend the Termination Date hereunder for an additional period of one (1) year” are hereby replaced with the following “(i) prior to December 4, 2013, make one written request of the Lenders to extend the Termination Date and (ii) after December 4, 2013, make one additional written request of the Lenders to extend the Termination Date then in effect, in each case, for an additional period of one (1) year.”

2. Each undersigned Lender hereby agrees that, pursuant to Section 3.4(d) of the Credit Agreement and effective as of the Effective Date, the Termination Date relating to its Commitment is extended by one (1) year to September 13, 2017, unless otherwise indicated on Schedule 2.1(a) attached hereto.

3. The parties hereto agree that, effective as of the Effective Date, Schedule 2.1(a) to the Credit Agreement is restated in its entirety to read as set forth on Schedule 2.1(a) attached hereto. The Borrower hereby ratifies and reaffirms the Credit Agreement, as amended hereby, and the other Credit Documents and acknowledges and reaffirms that, after giving effect to the increase in the Revolving Commitments pursuant to this Agreement and the other amendments contained herein, it is bound by all terms of this Credit Agreement and the other Credit Documents

4. The Borrower agrees to pay on the Effective Date all fees and expenses relating to this Agreement which are due and payable on such date, including all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

5. Subject to (a) receipt by the Administrative Agent of (i) executed signature pages to this Agreement from the Borrower, each Lender party hereto (which, for the avoidance of doubt, must constitute Required Lenders) and the Administrative Agent and (ii) the items required to be delivered by the Borrower pursuant to clauses (A), (C) and (D) of Section 3.4(b)(ii) of the Credit Agreement (to the extent applicable), and (b) payment by the Borrower of the fees set forth in Section 4 above, the Effective Date of the extensions and new Revolving Commitments pursuant to this Agreement shall be December 4, 2013.

6. Nothing contained in this Agreement shall be deemed to constitute a waiver of any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8. This Agreement shall constitute a Credit Document.

9. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the December 4, 2013.

BORROWER:	AUTOZONE, INC.

	By:	/s/ William T. Giles
	Name:	William T. Giles
	Title:	Executive Vice President and
Chief Financial Officer

By:	/s/ Brian L. Campbell
Name:	Brian L. Campbell
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Don B. Pinson
	Name:	Don B. Pinson
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Sabrina Hassan
	Name:	Sabrina Hassan
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sarah L. Freedman
Name:	Sarah L. Freedman
Title:	Executive Director

SUNTRUST BANK, as a Lender

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Vice President

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

FIFTH THIRD BANK, as a Lender

By:	/s/ Lisa R. Cook
Name:	Lisa R. Cook
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Thurman
Name:	JOHN THURMAN
Title:	SENIOR VICE PRESIDENT

The Bank of Tokyo Mitsubishi, UFJ Ltd., as a Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

REGIONS BANK, as a Lender

By:	/s/ Bryan W. Ford
Name:	Bryan W. Ford
Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

TD BANK, N.A., as a Lender

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Heather A. Whiting
Name:	Heather A. Whiting
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Michael Fornal
Name:	Michael Fornal
Title:	Vice President

HSBC BANK USA, NA, as a Lender

By:	/s/ Santiago Riviere
Name:	Santiago Riviere
Title:	Senior Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ Pedro Bell Astorza
Name:	PEDRO BELL ASTORZA
Title:	SVP – CORPORATE BANKING

THE HUNTINGTON NATIONAL BANK, as a Lender

By	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Camille Farnsworth-Schrader
Name:	Camille Farnsworth-Schrader
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ [illegible] for JV
Name:	Jacob Villere
Title:	Relationship Manager

COMPASS BANK, as a Lender

By:	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ R. Andrew Beam
Name:	R. Andrew Beam
Title:	Senior Vice President

UNION BANK N.A., as a Lender

By:	/s/ Katie Cunningham
Name:	Katie Cunningham
Title:	Vice President

Schedule 2.1(a)

LENDERS

Lender	Commitment Percentage	Revolving Commitment
Bank of America, N.A.	11.200000000%	$140,000,000.00
JPMorgan Chase Bank, N.A.	11.200000000%	$140,000,000.00
SunTrust Bank	10.880000000%	$136,000,000.00
Wells Fargo Bank, National Association	10.880000000%	$136,000,000.00
U.S. Bank National Association	10.880000000%	$136,000,000.00
Barclays Bank PLC	10.880000000%	$136,000,000.00
KeyBank National Association	2.800000000%	$35,000,000.00
Mizuho Corporate Bank, Ltd.	2.800000000%	$35,000,000.00
Fifth Third Bank	2.800000000%	$35,000,000.00
PNC Bank, National Association	2.800000000%	$35,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	2.800000000%	$35,000,000.00
Regions Bank	2.800000000%	$35,000,000.00
Deutsche Bank AG New York Branch	2.800000000%	$35,000,000.00
TD Bank, N.A.	2.400000000%	$30,000,000.00
Comerica Bank	1.440000000%	$18,000,000.00
The Northern Trust Company	1.440000000%	$18,000,000.00
HSBC Bank USA, NA	1.440000000%	$18,000,000.00
Santander Bank, N.A.	1.440000000%	$18,000,000.00
The Huntington National Bank	1.440000000%	$18,000,000.00
Bank of the West	1.440000000%	$18,000,000.00
Capital One, National Association	1.440000000%	$18,000,000.00
Compass Bank	1.000000000%	$12,500,000.00
Branch Banking and Trust Company	1.000000000%	$12,500,000.00
Union Bank N.A.	0.000000000%	$0.00
Total:	100.000000000%	$1,250,000,000.00